EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Telava Networks, Inc. (the "Company") on Form  10-QSB for the  period  ending October 31, 2007,  as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  I, Baldwin Yung, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company.

/s/ BaldwinYung

By: Baldwin Yung

Chief Executive and Financial Officer

December 17, 2007